UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 10, 2014

EQUAL ENERGY LTD.

(Exact name of registrant as specified in its charter)

Alberta, Canada	001-34759	98-0533758
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

4801 Gaillardia Parkway, Suite 325

Oklahoma City, OK 73142

(Address of principal executive offices, including zip code)

(405) 242-6000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.24d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.23e-4(c))

Item 8.01	Other Events.

On July 10, 2014, Equal Energy Ltd. (the “Corporation”) issued a press release announcing that court approval has been obtained for the statutory plan of arrangement under the Business Corporations Act (Alberta) pursuant to which all of the issued and outstanding common shares of the Corporation will be acquired by a wholly-owned subsidiary of Petroflow Energy Corporation for US$5.43 in cash per common share of the Corporation. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description of Exhibit

99.1	Press Release of Equal Energy Ltd., dated July 10, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQUAL ENERGY LTD.

Dated: July 10, 2014	By:	/s/ SCOTT SMALLING
		Name:	Scott Smalling
		Title:	Senior Vice President and CFO